UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2004

INFORMATION HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14371	06-1518007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2777 Summer Street, Suite 602, Stamford, CT  06905

(Address of principal executive offices)      (Zip Code)

(203) 961-9106

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 31, 2004, Information Holdings Inc., a Delaware corporation (“IHI”) issued a press release announcing that at the IHI Special Stockholders’ Meeting held on August 31, 2004, the stockholders of IHI voted to adopt the Agreement and Plan of Merger, dated as of June 28, 2004, by and among IHI, The Thomson Corporation, an Ontario, Canada corporation (“Thomson”), and Thyme Corporation, a Delaware corporation and a wholly owned subsidiary of Thomson (the “Press Release”).

The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The foregoing is qualified in its entirety by reference to such document.

Item 9.01.  Financial Statement and Exhibits

(c)                                  Exhibits.

99.1                           Press Release issued by IHI on August 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION HOLDINGS INC.

Date: August 31, 2004

	By:	/s/ Vincent A. Chippari
		Name:	Vincent A. Chippari
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Information Holdings Inc. on August 31, 2004.